Listing Report:Supplement No. 24 dated Aug 06, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 358679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 18.44%	Starting monthly payment:	$634.69

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	55%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	22 / 20	Employment status:	Retired
Now delinquent:	0	Total credit lines:	58	Length of status:	34y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,157	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Dpars655	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair Parents Home
Purpose of loan:
This loan will be used to repair my home that my parents live in as well as help with mysons school expenses

My financial situation:
I am a good candidate for this loan because? I always pay my debts and Im a man of my word a Disabled Veteran

Monthly net income: $ 6900

Monthly expenses: $
??Housing: $ 1069????
??Insurance: $ 278
??Car expenses: $?1,000??Utilities: $ 300
??Phone, cable, internet: $ 350
??Food, entertainment: $ 500
??Clothing, household expenses $?150
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,199	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	peace-enjoyment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Damage control!!
Purpose of loan:
This loan will be used to payoff a credit card with high interest.

Right now I?have to make minimum payment on this high interest account and the balance?does not seem to be going down at all.??My credit report is proof that?I always pay my bills, have never been late with a payment, always paid off any loans, never had anything reposessed and never claimed bankruptcy. I really want to pay off this credit card once and for all.

I am hoping someone can understand and go on their good faith!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	6.23% - 19.00%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	29%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$24,454	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reward-relief	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
Pay off credit cards and get off the treadmill...

My financial situation:
I am a good candidate for this loan because I have a history of NO missed or late payments on my obligations.? I just need to consolidate...

Thanks for looking!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	20.00%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	16%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,225	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	bgoodman	Borrower's state:	Georgia	Borrower's group:	Big Red Money Machine Entrepreneurs & Debt Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	600-620 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Mar-2008) 540-560 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$3,153.91	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Empower Us... Consolidating Debt!!!
WHY DO I ASK FOR THIS LOAN?

This purpose of this loan is to allow me to consolidate debt from a few of my credit cards into one lump payment. I'm looking to pay off all of my debt within the next 6 months, so this will help ease the process as well.

~This is my

HOW WILL THE FUNDS BE USED?
? Credit Card #1 - $2'500
? Credit Card #2 - $1'500
? Credit Card #3 - $1'000

HOW WILL I PAY THIS LOAN OFF?

I currently work with as an analyst within the Finance industry.

Monthly Income:????? $4'500
Monthly Expenses:?? $1'400

? Housing: $ 400 (Renting house with Friends)
? Insurance: $ 100
? Utilities: $ 35
? Phone, cable, internet: $75
? Food, entertainment: $ 40
? Clothing, household expenses $ 50
? Credit cards and other loans: $ 500
? Other expenses: $ 200

Around $2'500 available per month to pay Prosper Loan. Rest towards Savings & Business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$127.01

Auction yield range:	17.23% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2005	Debt/Income ratio:	17%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,854	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	artezia	Borrower's state:	Illinois	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 85% )	600-620 (Latest)
Principal borrowed:	$2,350.00	< mo. late:	3 ( 15% )	540-560 (Oct-2007) 540-560 (Sep-2007) 540-560 (Aug-2007)
Principal balance:	$1,343.38	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
My New Place and Things
I am proven Prosper Borrower who makes payments on time?

Purpose of loan:
I am moving and I need help with moving expenses. I want to pay off all of my bills including my current prosper loan. I am also looking to purchase a new computer for school and the web design that I do on the side.

My financial situation:I am a good candidate for this loan because? I am back in school again after completing my Associate?s Degree in Applied Science-Web Development in September I will be back in school studying for an Advance BS in Information Technology / Web Development. I am currently looking for another job as an Assistant Web Designer for a firm. Monthly net income: $ 2,300.00 Monthly expenses:
Housing: $ 800.00
Insurance: $ 38.00 for me monthly
Bus expenses: $ 80.00
Utilities: $ 300.00 (Gas & Lights)
Phone, cable, internet: $210.00
Food $200.00
Clothing, household expenses $ 200.00
Credit cards and other loans: $ 210.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1985	Debt/Income ratio:	47%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	8y 2m
Amount delinquent:	$609	Revolving credit balance:	$11,153	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	first-eloquent-deal	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would like to open an Applebee's
Purpose of loan:
This loan will be used to open an Applebee's restaurant in my hometown.
My financial situation:
I am a good candidate for this loan because I have already all the money?needed?to get the restaurant up and running.?I need to provide the sales/ marketing/ advertising money up front. For my location and the size of the restaurant the corporation has requested 7,000 for this. Ads will be placed in local newspapers, local businesses, and billboards will be placed along?interstate 95 as location is approximately 12 miles from interstate.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 90
??Car expenses: $ 0
??Utilities: $ 130
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$362.68

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1997	Debt/Income ratio:	36%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,323	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neka622	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-680 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$12,813.09	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Wanting to be debt free
Purpose of loan:
This loan will be used to get rid of my WF credit card and WF Loan which total interest is 23.8% and the remaining will go towards my MC.
My financial situation:
I am a good candidate for this loan because I have paid my prosper loan on time and have automatic payment, My credit score has gone up tremendously with the assistance of prosper, I have kept my promise to all who bidded for me on my prior listing and I will do the same with this lisitng. My Goal is to be debt free in 4 years.

Monthly net income: $ 2,600.00

Monthly expenses: $
??Housing: $ 892.00
??Insurance: $ 104.00
??Car expenses: $?75.00?
??Food, entertainment: $?50.00
??Clothing, household expenses $ When needed
??Credit cards and other loans: $?
????Visa: $72.00 Wellsfargo: $156.00 MC: $118.00 Prosper $662.00

Balance on Debt:
??Visa: $750.00@ 11.9% Wellsfargo: $3,800 @ 11.9%?MC: $3,500.00@19.9%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$1,063.50

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1989	Debt/Income ratio:	28%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,767	Occupation:	Principal
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ConsultantFL	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,935.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
100% Repayment Record: Debt Consol
Purpose of loan:
This loan will be used to pay off my credit card debt entirely and all outstanding business accounts payable.

My financial situation:
In the first half of 2009 I had a major account (top foreign car maker) decline renewal of it's contract as the division I consulted for was having it's funding cut despite the units profitability.? I have acquired 3 new clients but won't see payments for 45-60 days at the earliest. I also have outstanding invoices from my primary client of more than 3 years for $10,731.31 AND $6,770.47 with full expectation of receipt in 30-60 days. ??

Monthly net income: $ 7612.91 - ($800+$541+$239 Ofc/Auto/Ins) *.72 Tax Rate = $4343.69

Monthly expenses: $ 2686.54
??Housing: $ 1600
??Insurance: $? -
??Car expenses: $ -
??Utilities: $?93.54
??Phone, cable, internet: $?62??
? Food, entertainment: $?396
??Clothing, household expenses $ 239
??Credit cards and other loans: $ 283
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,382.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$165.09

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	23%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	16y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,586	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	simmy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	36 ( 97% )	680-700 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	1 ( 3% )	640-660 (Dec-2007) 620-640 (Mar-2007) 640-660 (Apr-2006)
Principal balance:	$764.98	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Making my home better!

I am a lender and a borrow here on Prosper.? I have been here almost since the beginning. I know what it means to pay back a loan.? Trust me in that I know what a deadbeat borrower is.? This loan will be paid back with in 1 year and a half.

This is my?fouth loan through Prosper

My credit score is 680 with no deliquencies(it was like this last time also)(always comes up low here)

My disposable income is 225.00 per week

I have been a Machinist for 16 years

I have some credit inquires lately as I puchased my first home.

Visit My Ebay?http://myworld.ebay.com/simcoproperties

My first two loans with Prosper where to pay off debt. My Third loan is almost payed off, and this loan is for a new roof and carpet.

If you have any questions feel free to ask

*********************************************************************************************************************************

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$437.36

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	50%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	50	Length of status:	3y 11m
Amount delinquent:	$1,063	Revolving credit balance:	$4,419	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	No-More-Debt	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit card debt
Purpose of loan:
This loan will be used to? to consolidate ALL of my debt into one monthly payment.

My financial situation:
I am a good candidate for this loan because? I have been employed at the same job for over 3? years, and up until recent months have paid all of my bills on time.? I attempted?using a debt consolidation program that has not worked out very well.

Monthly net income: $ 3,400.00

Monthly expenses: $
??Housing: $ 595.00
??Insurance: $ 100.00
??Car expenses: $ 385.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00 student loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	62%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,669	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dad1963	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Jun-2008)
Principal balance:	$769.72	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off some debt
Purpose of loan:
This loan will be used to?pay off some small bills, my current prosper loan of $769, and an automotive repair.

My financial situation:
I am a good candidate for this loan because?I work full time at walmart and then I work on the?side as a sports referee so I actually make more money than my w-2 states.? I am working on paying off some small bills and I have an auto repair for about $1000.

Monthly net income: $ 1200.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 100.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1992	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	70	Length of status:	3y 4m
Amount delinquent:	$219	Revolving credit balance:	$4,754	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	security4002	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 620-640 (Dec-2007) 620-640 (Nov-2007) (Mar-2006)
Principal balance:	$3,383.36	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Vaction trip & Pay off student loan
Purpose of loan:
This loan will be used to? Take a long need vaction which I had not took in a while..Plus I have 1 student loan and 2 credit cards I need to pay off,So i don't have to worry about them later on

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and never late..Don't just pay the min i pay more than the min..I have 2 prosper loans and one is paid in full..So there is no worring here..I have a great paying job,Plus i don't like to stiff people from what they are owed..I'm a very Honest guy here..Just need some help..

Monthly net income: $ 3,800

Monthly expenses: $ 1,865.00
??Housing: $ 300.00
??Insurance: $?85.00
??Car expenses: $?
??Utilities: $ 0
??Phone, cable, internet: $ 65.00
??Food, entertainment: $? 125.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 1265.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,177	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	diligent-durability	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all my debts!
Purpose of loan:
This loan will be used to payoff all our credit cards debt and a personal loan I have. I currently pay 24.99% on a $7,800 credit card, 19.99% on a $4,200 credit card and 10% on a $3,000?personal loan.?My wife?also has a credit card that is at 0% interest until 10/2009. We will still owe $3,000 on it (down from $5,000 a year ago). We know that the rate will be at least 20% on it. Currently I am paying more than $635 per month, which would be my new payment on this loan over 3 years and it mostly goes to interest! This loan will save us hundreds of dollars in interest over time.

My financial situation:
I am a good candidate for this loan because I own my own business which so far has been immune to the financial crisis. I also own 3 investment properties and I will not risk affecting my credit for a loan through Prosper. My long term goal is to go to law school and I know how important my credit is to finance my studies.
I have never missed one payment on any of my credit cards, mortgages or any other debt I have.
I am not upside down on any of my properties and they are all rented out and cash flowing. I have two homes?in Austin, Texas, which is a very stable housing market, and a fourplex in San Diego, California?which provides me with a small monthly income (after mortgages and expenses paid).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.15%	Starting borrower rate/APR:	25.15% / 27.46%	Starting monthly payment:	$149.40

Auction yield range:	14.23% - 24.15%	Estimated loss impact:	15.79%
Lender servicing fee:	1.00%	Estimated return:	8.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1978	Debt/Income ratio:	36%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,613	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bluestar148	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
NO DQ! 2nd Prosper Loan Build Crdt
Purpose of loan:
This loan will be used to? purchase a new chain saw and log splitter, winter is coming!
My financial situation:
I am a good candidate for this loan because? this will be the 2nd loan I will have taken on Prosper.?
Expect timely payment and possibly early payback. I will be able to sell firewood to help my income to pay this back.

Monthly expenses: $
??Housing: $ 943
??Insurance: $ 75
??Car expenses: $ 382
??Utilities: $ 200
??Phone, cable, internet: $ 182
??Food, entertainment: $?250
??Clothing, household expenses $ 65
??Credit cards and other loans: $?36
??Other expenses: $ Prosper Loaned out?$0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,582.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.18%	Starting borrower rate/APR:	31.18% / 33.58%	Starting monthly payment:	$412.99

Auction yield range:	17.23% - 30.18%	Estimated loss impact:	26.77%
Lender servicing fee:	1.00%	Estimated return:	3.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1997	Debt/Income ratio:	38%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,561	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	TRGSOLUTIONS1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$5,049.48	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Bill Consolidation / Business
Purpose of loan:
My husband and I are expanding our business. We?own a marketing company that sells loan modifications for distressed homeowners. We need the money to hire more sales reps for our call center. We are also paying off all our credit cards which lowers our monthly expenses. Thank you for your help
I currently am paying?on a loan from prosper...its been a great experience!

My financial situation:
I am a good candidate for this loan because?I am trustworthy and honor my commitments. I am very goal oriented and started at my company as a secretary and thru?hard work?, dedication and perserverence and?now the general?manager of a highly succesful furniture store.
Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $?69
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.23%	Starting borrower rate/APR:	20.23% / 22.47%	Starting monthly payment:	$372.81

Auction yield range:	17.23% - 19.23%	Estimated loss impact:	26.08%
Lender servicing fee:	1.00%	Estimated return:	-6.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1982	Debt/Income ratio:	36%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	8y 9m
Amount delinquent:	$16,552	Revolving credit balance:	$10,325	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	leverage-happiness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
settle a debt and renovate bathroom
Purpose of loan:
This loan will be used to? pay off a charge off debt to start building better credit and fix bathroom - needs wall tiles replaced and tub replaced

My financial situation:
I am a good candidate for this loan because? although I have had problems in the past my credit usually is on time and I do try to make good on paying off debts

Monthly net income: $ 4,117.86

Monthly expenses: $
??Housing: $ 706.00
??Insurance: $ 152.00
??Car expenses: $ 398.00 car pmt, 173.00 insur 50.00 gas monthly
??Utilities: $ 265.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 375.00
??Other expenses: $ 115.00 med insurance quarterly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1989	Debt/Income ratio:	34%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	17y 3m
Amount delinquent:	$308	Revolving credit balance:	$1,830	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	ck8243	Borrower's state:	Indiana	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	2 ( 13% )	640-660 (Apr-2008) 560-580 (Feb-2008) 540-560 (Jan-2008) 540-560 (Dec-2007)
Principal balance:	$2,103.22	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Consoldiate Construction Bills
Last time it took me several listings to get fully-funded but the Propser community finally believed in me, and I am hoping that it will happen again for me and my family.? I have made the renovations that I needed to make on my home so that my Mother-in-law could move in.? I have also fixed the well/septic that I needed to fix.? I had to do this on borrowed funds from family and friends and I would like the ability to pay them back and carry the debt myself, which is why I am applying for this loan from Prosper.

As you will see from my history these payments have been made timely and I have not been deliquent. The two?payments that are showing less than 30 days late were due to a bank posting issue and the payments were corrected within twenty fours hours.??

Below is our current budget, as you can see we will have no problem taking on the new prosper payment if we are fully funded.?I have been with the same employer for seventeen years, and our household income last year was $141,000.00.??

Thank you for taking the time to review my listing.? I hope I earn your trust, and we are able to do business together.

Budget
House $1,190.00
Trailer Payment $229.95
Truck Payment $460.00
Insurance-Cars/Life $535.14
Utilities/and phone bills: $629.00
GMAC-2nd Mortgage $225.82
Credit Cards: $150.00
Cobalt Payment $285.00
Prosper Payment: $260.00-Includes new payment if funded

Total Monthly Bills with loan: $3,965.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 17.43%	Starting monthly payment:	$52.01

Auction yield range:	4.23% - 14.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1990	Debt/Income ratio:	31%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,179	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	buddha1911	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$3,530.62	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Staying afloat
Purpose of loan:
This loan will be used to make short-term payments in order to stay current on bills.

My financial situation:
I am a good candidate for this loan because I am stably employed in a good job.? My wife lost her job in June, so we've been trying to manage with my income and a bit extra from teaching summer school.? She has a new job which starts next week, but won't receive a full paycheck until next month.? She and I are on track to pay off most of our debt within the next 2 years (except car loans and student loans).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	29	Length of status:	6y 11m
Amount delinquent:	$7,550	Revolving credit balance:	$4,481	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	1
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing
Purpose of loan:
This loan will be used to? I want to trade the market with this money, I have found a site to do that and has a very long track history with no losing months (losing trades YES) and a 10 year track history.?It will be program traded by the site.?The funds remain in my account and are not in any one elses hands.

My financial situation:
I am a good candidate for this loan because?The returns could be very high and possible short pay?back time?
The last 7 months the site has produced about $250,000 in returns (based on thier records each month) after losses.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 390
??Insurance: $ 60
??Car expenses: $?100
??Utilities: $
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$306.23

Auction yield range:	11.23% - 21.17%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1992	Debt/Income ratio:	44%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$64,064	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	creative-money	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
After Taxes $6,500.00
Monthly expenses: $
??Housing: $ 1,350
??Insurance: $ 96.00
??Car expenses: $ 755.00
??Utilities: $ 180.00
??Phone, cable, internet: $?150.00??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 480.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1988	Debt/Income ratio:	44%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	25y 11m
Amount delinquent:	$0	Revolving credit balance:	$59,613	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dinero-pear	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to pay off a very high credit card.

My financial situation:
I am a good candidate for this loan because I am a conscientious person working hard to pay down my debt. I have just been promoted and my kids have graduated from college.? I want to create a loan schedule whereby my credit cards are at lower rates and there is a fixed payment term.? This loan will get me started on that path. By paying off a card, my credit score should rise, making further debt consolidation easier.? I will take baby steps toward my goal until I can get momentum to take giant steps toward financial security.

Monthly net income: $ 6200

Monthly expenses: $ 5200
??Housing: $ 2300
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$356.55

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1987	Debt/Income ratio:	67%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$55,889	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Angelica_d	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing a septic system
Purpose of loan:
This loan will be used to replace our current septic system after a year of struggling with an inept plumber/septic company who couldn't seem to fix it and still managed to charge us 4300.00 for something that doesn't work.? We actually had to sue this company to get our money back, but they are not paying the judgment and we will have to spend approximately $8600 to fix the mess that they got us into.? I expect to eventually get our $4300, (minus attorney fees) which can be applied to this loan.? Unfortunately, we have to have a new septic system NOW and our new company wants 1/2 of the money before they start work.? That is just how they typically charge for their work.

My financial situation:
I am a good candidate for this loan because my husband and I both have full time jobs with good salaries.? I have been with my company for 22+ years, my husband has been at his for 6 years and both of us are secure that our jobs will not be eliminated anytime soon.

Monthly net income: $ 3500 (not including my husband's income-but the expenses do include his share)

Monthly expenses: $ 3956
??Housing: $ 725
??Insurance: $ 100
??Car expenses: $ 161
??Utilities: $ 200
??Phone, cable, internet: $ 170
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1983	Debt/Income ratio:	34%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,238	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bikomalcolm	Borrower's state:	Tennessee	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
3000????????????????????????????????????????????
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$214.28

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	11%
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,700	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-bonus-web	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a concrete patio.
Purpose of loan:
This loan will be used to pour stamped concrete into my bare dirt backyard.? I just bought a home that has not been landscaped in the backyard yet.? I'd like to make it look beautiful.? The plan is to start with the stamped concrete.? Then to add a spa and patio cover over the next 2 years.? I'd love to have a place outside to relax and enjoy the peace and quiet in a nice setting, and this would help greatly.

My financial situation:
I am a good candidate for this loan because I have never defaulted on any of my debts.? My credit score is over 800, at least it was the last time I checked a couple of months ago.? I earn over 90k at my job where I've been at for 4 years.? I place a high value on paying people back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.49%	Starting borrower rate/APR:	16.49% / 18.68%	Starting monthly payment:	$88.50

Auction yield range:	4.23% - 15.49%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	17%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,872	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MaxFitness	Borrower's state:	Oklahoma	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008) 600-620 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
grow my DJ/Karaoke Business
Purpose of loan:? Purchase more equipment to fulfill the new contracts I have.

I?own a DJ/Karaoke?service alled Mobile Sound Perfection.? You can view my mysapce page at www.myspace.com/mobilesoundperfection.? I started my?DJ service?back in Feb 2007.? The first prosper loan I applyed for was for 1000.00 dollars and that was for equipment.? Well here I am again in need of more?equipment as my service is growing faster than I can keep up.? Not a bad problem to have.? I will use the money for more equipment and advertising.????
My financial situation:
I am a good candidate for this loan because I have had?a prosper loan in the past but have paid it as promised.? I have never been late and am never late on any of my other payments.? My debt to income ratio is?only 18%.??

I am the?Workers' Compensation & Disability manager?for IC of Oklahoma and have been for almost?9 years.? My wife just received her degree in elementry education from NSU and should start teaching within a month or two.? That will add an additional 32,000 to our income.?

Monthly net income: $

65,000 + 2000 per month from my DJ business and soon will add 32,000 when wife gets her job.?

Monthly expenses: $
??Housing: $ 1097
??Insurance: $ 136
??Car expenses: $ 253?
??Utilities: $ 200
??Phone, cable, internet: $ 160?
??Food, entertainment: $ 350
??Clothing, household expenses $ 150?
??Credit cards and other loans: $ 150
??Other expenses: $ 200

Total $ 2599.00

Pay after taxes 5211.00 not counting when wife gets a job.

$2612.00 left after bills paid.

The equipment I need to purchase costs $8,000.? I am going to use some of my savings and this loan to purchase the equipment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1987	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,636	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	KeepingItTogether	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,900.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) 660-680 (Oct-2006)
Principal balance:	$503.53	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
2nd loan - never late
Purpose of loan:
This loan will be used to consolidate my debts and move.

My financial situation:
I am a good candidate for this loan because I have a good income and this would be my second Prosper Loan. I've never once been late w/ a payment. I have a son in collge?who?is an?excellent student --he will be a senior?and I'd like to pay down a few tiny cards and have a bit for?his school and?the gajillion things needed for?him to go, including an inexpensive car. He's putting down half for a $4000 car from a relative.??I have a long and excellent work history, just always have struggled w/ having available 'cash'.

Monthly net income: $ 4550

Monthly expenses: $ 2100
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ incl w/rent
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $?100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,134	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Zan1der	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening costs for Health Concept
Purpose of loan:
This loan will be used to?open a new health concept/studio in Newport Beach, CA called "Sweet Sweat Lounge"....?It will be modeled after the tanning salon concepts only we will be using INFRARED SAUNAS.? Clients will pay per session (or through pre-paid bulk packages) to sit in these saunas for 30 minutes.? They were just featured on Oprah (by Dr. Oz).? Visit www.sunlightsaunas.com to see the saunas we will be using.? We already have about 30 clients (friends/family) committed to signing up and the health benefits are amazing!? We will begin franchising the concept by years end, with several people already interested after we get the first unit open.? Again, I am highly experience at developing franchised concepts and my fiancee, who will be running it, has been working for J&J (orothopedics) for over 5 years (for the sane company).? This is her dream and we are building it together....WITH YOUR HELP and SUPPORT!!!? Thank you!? I have always been intrigued by this form of P2P lending..and I am excited to see it work in action!? Together, this will be a "win-win" scenario!

My financial situation:
I have over 13 years experience with launching new businesses.? First was a 34 unit franchise concept (Papa John's Pizza)?I built in Orange County, CA.? I also have helped grow, as well as invested in, several other startups including www.digitalsports.com where I was VP of Business Development and www.brandamericainc.com where I am a major shareholder and on the Board of Directors.? I also am working on another concept I invested in www.nightcaresleep.com where I am acting as VP Business Development as well, assisting with raising capital and developing new sales channels.? My fiancee is opening a new concept (with me, although she will be running it with my assistance) in the Health & Wellness industry which I intend to franchise soon after opening.? I am pretty taped out with investing in this (we already spent 10K and have a signed lease) due to my other investments as well as current debt situation.? My income have always been about $150,000 in the past several years and I have never missed a payment on any loan or credit card.?

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $?900
??Utilities: $ 150
??Phone, cable, internet: $ 300
??Food, entertainment: $ 1000
??Clothing, household expenses $ 300
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1987	Debt/Income ratio:	30%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	29y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,612	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	principal-celebration	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to??

Consolidate high-interest credit card debt. This loan will save me 300.00 a month in interest expenses alone, thus allowing me to improve my financial picture, and retirement savings.
My credit score is excellent. It is over 700.

My financial situation:
I am a good candidate for this loan because???? I have been employed by AT&T for 29 years. My credit score has always been excellent.My wife of 23 years, although not on this application, is also full-time employed. I have included her salary into my Net Income.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1995	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	16y 6m
Amount delinquent:	$195	Revolving credit balance:	$4,361	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wommp55	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$1,714.02	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
CLEAR DEBT AWAY
Purpose of loan:
This loan will be used to?pay off some bills and some taxes

My financial situation:
I am a good candidate for this loan because?This is my second prosper loan and i have always payed on time.?loan will be payed in full and it will be my first priority. I am a very responsible individual and i will pay it on time

Monthly net income: $ 2800.00

Monthly?2400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 49.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1993	Debt/Income ratio:	28%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	15 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	2y 8m
Amount delinquent:	$11	Revolving credit balance:	$18,875	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	suxanadu	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 680-700 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Making repairs to sell home
Purpose of loan:
I am planning to sell my house and I need to make some minor repairs to make it show worthy. I plan to pay this loan off when the house sells.??

My financial situation:
I am a good candidate for this loan because? I have worked steadily for 32 years now and realize the importance of good credit

Monthly net income: $ 2666.00

Monthly expenses: $
??Housing: $ 1299.00
??Insurance: $ 200.00
??Car expenses: $ 430.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00 - no entertaiment
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$164.23

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	33%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,368	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	collider	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards. I hope to make a better life for my family of 5.

My financial situation:
I am a good candidate for this loan because? I am a veteran and principal. I am hard working and will be able to pay off this loan quickly. I am credible and a good citizen. Thank you for helping my family in our time of need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1989	Debt/Income ratio:	9%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,529	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	scholarly-funds9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TWINS IN COLLEGE
Purpose of loan:
This loan will be used to? PAY FOR THE SENIOR YEAR OF COLLEGE FOR MY TWINS.? MY DAUGHTER ATTENDS FLORIDA INTERNATIONAL UNIVERSITY, AND MY SON ATTENDS THE UNIVERSITY OF MIAMI.? THEY ARE BOTH GREAT STUDENTS AND SOME OF THEIR EDUCATION IS COVERED BY GRANTS, HOWEVER, IT IS NEVER ENOUGH FOR EVERYTHING!? MY SON IS MAJORING IN HISTORY WITH A MINOR IN EDUCATION AND MUSIC.? HE WANTS TO BE EITHER A HISTORY TEACHER OR MUSIC TEACHER IN INNER CITY SCHOOLS.? MY DAUGHTER IS MAJORING IN JOURNALISM AND WRITING.? SHE WANTS TO BE A PRODUCER OF THE NEWS, AND ON AIR PERSONALITY, AND AN AUTHOR.

My financial situation:
I am a good candidate for this loan because? I HAVE BEEN AT MY JOB FOR 20 YEARS.? I MAKE ENOUGH MONEY TO PAY BACK THE LOAN.? I AM ALSO MARRIED FOR 25 YEARS, AND MY HUSBAND IS ALSO EMPLOYED FULL-TIME.? WE HAD CREDIT ISSUES IN THE PAST, HOWEVER, WE HAVE CLEANED UP OUR CREDIT.? WE HAVE NOT BEEN LATE ON ANY BILL SINCE JANUARY, 2006.? FOR THE PAST 2 YEARS I WAS ABLE TO GET A PRIVATE LOAN FOR THE MONEY I NEEDED, HOWEVER WITH THE CHANGES IN THE ECONOMY, NOT MANY ARE LENDING LIKE THEY USED TO.? I AM A REALLY GOOD CANDIDATE, I HAVE DIRECT DEPOSIT OF MY PAYROLL, AND I HAVE HAD THE SAME CHECKING ACCOUNT SINCE 1989.
THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1984	Debt/Income ratio:	29%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	50	Length of status:	33y 5m
Amount delinquent:	$877	Revolving credit balance:	$4,364	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	124%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	foxeylady	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$1,180.02	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay down credit card debit
Purpose of loan:
This loan will be used to? This loan will be used to pay down credit card debit and also?get some work done on my car.?

My financial situation:
I am a good candidate for this loan because? I have two jobs and have been on my full time job for 32 years and my part-time job over ten. I have never been late or behind on my first loan with Prosper.

Monthly net income: $ 2300

Monthly expenses: $ 1849
??Housing: $ 699
??Insurance: $
??Car expenses: $ 110
??Utilities: $140
??Phone, cable, internet: $90
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $?350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,237	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	value-mangrove	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge loan until sale
Purpose of loan:
This loan will be used to satisfy specific vendor accounts payable and to assist in immediate cash requirements?

My financial situation:
I am a good candidate for this loan because we are incorporated and we own 2 convenience stores?both gnerating good profits?One store is up for sale and until such time as it sells we need to satisfy some immediate requirements caused in part by the tightening of the businerss credit markets during. We will secure the loan via "grantee" status when the second store is sold and closes.? We prefer paying interest only monthly/quarterly with principal being paid upon our second store being sold and transaction closed. We are homeowners?including a second home and we own commercial property of the one store.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	26%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	debtfree25	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jun-2008) 620-640 (May-2008) 560-580 (Mar-2008)
Principal balance:	$1,319.25	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Storage Building Needed! 2nd loan!
Purpose of loan:
This loan will be used to purchase a storage building.? I can't stand not being able to park in my garage which currently houses a riding lawnmower, a go-kart, 4-wheeler, and a yard cart.? I currently have a Prosper loan with a great payment history and even earlier than scheduled payments.? Trust in me and you won't be let down! I plan on paying back sooner than the 3 years, but want to allow people to earn some interest.? I always round my payments up, so that helps in the end.

My financial situation:
I am a good candidate for this loan because I am working on increasing my credit.? I will pay this loan and all other debt to increase my credit score.? I divided the expenses in half between my husband and I.? We both make around the same amount.?

Monthly net income: $4000.00

Monthly expenses: $2807.40
??Housing: $700.00 (half, husband pays remainder)?
??Insurance: $70.00 (Car insurance, half husband pays remainder)?
??Car expenses: $335.00
??Utilities: $125.00 (Half)?
??Phone, cable, internet: $77.50
??Food, entertainment: $500.00
??Clothing, household expenses $250.00
??Credit cards and other loans: $250.00
??Other expenses: $200 (emergency fund)?

Thanks for looking and considering my loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$144.75

Auction yield range:	11.23% - 26.99%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	29%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 6m
Amount delinquent:	$87	Revolving credit balance:	$14,894	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	green-economy-daydream	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit cards & wedding debt
Purpose of loan:
Pay off my high intrest credit cards and wedding debts.

My financial situation:
I have a very solid job with a state university.? I have been at the job 2 years and recieved two pay raises plus one merit increase and two?one time bonuses for extra services.? I was on schedule to have all my debt paid off in 3 more years, but life changes.? My fiance and I saw that with the current economic crisis her job would be eliminated so we saw an opportunity and she left her full time job and started her own buisness. (We were correct her position has not been replaced and several others with similar jobs have been let go)? We have invested a couple grand into her buisness (cake sculpting and decorating), which has her with just about everythihng she needs equipment wise.? She is already getting bookings?thru March of next year?and if she gets any busier she will have to hire some help.? However it will take a year before the buisness can?successfully pay us back.? We also went ahead with our initial wedding plans despite the change in jobs.? This has put me further behind in credit card debt than I like to be and the credit card companies are raising my rates.? I would very much like to get back on my plan to be out of high interest debt in three years and hope I can accomplish this thru prosper.
Monthly net income: $ 2,751.72

Monthly expenses: $ 2361.00
??Housing: $ 325
??Insurance: $ 112
??Car expenses: $85
??Utilities: $?250?
? Phone, cable, internet: $?89?
??Food, entertainment: $?400
??Clothing, household expenses $200?
??Credit cards and other loans: $?900
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$166.98

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	21%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$32,080	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exuberant-value	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:This loan will be used to pay off a?higher interest cc debt. I have not been late on any debt obligations in over five years. Currently pay mortgage and all debts on time and recently increased cash flow by renting a room in house for $800/month. The high interest from cc debt is making it harder to become debt free since payments are not decreasing principle by much. This loan will be used to pay off cc debt and have a set timeline to pay this loan off. It will actually decrease monthly amount due since interest rate will be lower.?
My financial situation:I am a good candidate for this loan because I pay all bills on time and continue to increase income. Renting out room has added $800/month. Only negative on credit report is a tax lien from over five years ago which was the result of previous employer incorrectly sending taxes to Pa instead of Md. I hired a CPA to resolve but since I didn?t discover until Md created a tax lien it was marked on my credit report. I created a monthly budget three months ago and have lived within means ever since. I?ve discontinued all use of credit cards and have learned to only purchase things necessary. I?ve become extremely focused towards becoming debt free. My job is as secure as can be in this economic climate due to being in Healthcare/IT. Also, my skill set continues to strengthen and is in a field with growing demand. I have assets which could be liquidated if needed; 401k, Roth IRA, individual stocks, but would rather let them grow back to at least break even levels. This loan would enable me to pay off credit card debt and pay down new loan on auto pilot. Please feel free to ask any questions regarding ability to pay back loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	71%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	43	Length of status:	6y 10m
Amount delinquent:	$9,584	Revolving credit balance:	$16,508	Occupation:	Civil Service
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	favorable-community	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FINAL CAR PAYMENT DUE IMMEDIATELY
Purpose of loan:
This loan will be used to?
MAKE MY FINAL CAR PAYMENT THAT IS DUE IMMEDIATELY
My financial situation:
I am a good candidate for this loan because?
I AM A SINGLE MOTHER OF 3 WITH SCHOOL OPENING IN JUST A FEW WEEKS.? I AM A DEDICATED HARD WORKER AND WILL PAY THIS LOAN OFF BEFORE THIS YEAR IS OVER
Monthly net income: $ 2600

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$214.42

Auction yield range:	11.23% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,506	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	independent-return2	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Debt!
Purpose of loan:
This loan will be used to?

Bring all my bills together and turn them into one payment! I am ready to be debt free so that I can make new beginnings in my life.

To bring my life to complete happiness!

And to finally be stress free! and debt free :)!

My financial situation:
I am a good candidate for this loan because?

I make payments on time.

I have a well paying full time job!

I am completely devoted to eliminating my debt!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	38%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$38,936	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	principal-cougar	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Floral Preservation Company in UT
Purpose of loan:
This loan will be used to purchase a freeze-dry machine, capable of drying 6000 blooms every two weeks, for our floral preservation business in Utah.? The money will also be used to purchase flowers, display boxes, and advertising materials.?? After months of market research, my wife and I have determined that we are in a prime location to make the most of a floral preservation business.? Some of our products include: Preserved wedding bouquets, memorial flowers, prom, Mother's Day flowers, and sympathy flowers.? All of the flowers we preserve are encased in a shadowbox.? The average selling price for these shadowboxes is $350-$500.? Our cost averages $80-$120.

My financial situation:
I am a good candidate for this loan because I've been in the sales and picture framing business for 3 years.? Before that, I was an officer in the United States Air Force.? I feel I have a good handle on this business and our market research indicates that we should be processing approximately 10 wedding bouquets, every month, within a year.? Our only overhead will be the cost of our supplies as we will be running this business out of our home.? We've already obtained all of the necessary licenses, permits, and passed the city inspections.? Thank you for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.25%	Starting borrower rate/APR:	13.25% / 15.40%	Starting monthly payment:	$169.07

Auction yield range:	11.23% - 12.25%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2000	Debt/Income ratio:	14%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,995	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rp_lyutiy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$3,117.64	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
credit card payoff
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$82.30

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-independent-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
additional investment capital
Purpose of loan is to generate additional capital for a new investment.
This loan will be used in conjunction with other loans as one of multiple streams of seed monies for a current investment venture.

My financial situation is secured by net positive monthly cash flow which will enable me to make payments in full and on time.
I am a good candidate for this loan because I have a good credit history with no negative marks and no other outstanding debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	8.23% - 17.00%	Estimated loss impact:	8.39%
Lender servicing fee:	1.00%	Estimated return:	8.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2006	Debt/Income ratio:	41%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$445	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MsLovie04	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of new car
Purpose of loan:
This loan will be used to purchase a used vehicle in great condition. In May I was involved in an accident. Someone rear ended my car. It resulted in a total loss. Work is down the road so I had no need for a car during the summer. Now that school is starting I am going to need a car.

My financial situation:
I am a good candidate for this loan because I pay my bills on time. If given this loan I won't have any trouble paying it back.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ The payments made towards this loan.
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2005	Debt/Income ratio:	7%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	6	Length of status:	0y 10m
Amount delinquent:	$683	Revolving credit balance:	$1,111	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fantastic-compassion	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cleaning up my debit
Purpose of loan:
I just got engaged, and unfortunately I don't have the financial support of my parents to help fund my wedding. This loan will be used to help pay for a medical bill that is reported on my credit report as deliquent (please note that this was suppose to be taken care of by a local program when I was 19 years old, but it never was. So after pulling my credit this year I found that it was reported on my credit report as deliquent and had no idea that it wasn't taken care of) which is close to $ 700.00 and also I would like to pay off my credit card which would've been paid off earlier this year, but I had to use it?for a few things and now the balance is due is over 1,000.?Please note that?I make payments on my credit card faithfully every month and somtimes twice a month, but now that I'm getting married and?I want to clean my slate so that I can work on building a wonderful life with my fiancee. At this point I really just needing a helping hand, and ask that you consider helping me. Please note that I don't mind setting up automatic payment withdrawal either.

My financial situation:
I am a good candidate for this loan because I have a stable income,?I don't have a lot of debit or expenses, and I'm responsible.

Monthly expenses: $
??Housing:?n/a
??Insurance:?n/a/?
??Car expenses:?$ 40.00?
??Utilities: $ 101.00?
??Phone, cable, internet: $ 225.00?
??Food, entertainment: $ 120.00 ?
??Clothing, household expenses: $ 100?
??Credit cards and other loans:$ 23.00?
??Other expenses: $ 180.00

Total Montly Expenses: $ 789

If you have any questions, please ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.57%	Starting monthly payment:	$51.32

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	6y 0m
Amount delinquent:	$745	Revolving credit balance:	$3,156	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	finance-bliss775	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Paying off my credit cards
My financial situation:
I am a good candidate for this loan because?
I pay my bills first thing every month most of the time the same day i receive them I'm hoping to get this loan with a lower interest rate so i can pay it off faster than my high interest cards this would allow me to leave my other job and spend more time with my family for no reason the jumped my interest rate i'm working hard at reparing my credit and will not do anything to mess it up now?
Monthly net income: $
38000
Monthly expenses: $
??Housing: $?723.00
??Insurance: $
??Car expenses: $?253.00
??Utilities: $ 84.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $?150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$367.43

Auction yield range:	17.23% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1986	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,651	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bountiful-affluence	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
Expansion of www . 999loanmod.com, currently we are modifing loans in the Phoenix metro market.? We want to expand our back room offices and expand leased space and begin marketing thru the internet to attract customers with our low price point.

My financial situation:
I have very little debt, less than?$2500.00 and I have always paid my bills on time. Recently, lost my wallet and my credit dropped from above 700 in a few days. Don't understand that one. I am responsible and conscientious.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$353.57

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1999	Debt/Income ratio:	35%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,177	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	SantaBarbaran	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 580-600 (Oct-2007) 600-620 (Jul-2007) 580-600 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Wash away credit cards for good!
Despite the 'D' credit grade assigned my Prosper, I think I would be an excellent borrower!? I've never defaulted on an account or had a late payment.? I'm working actively to pay off my debts efficiently and work at a great company.? My most recent credit scores vary from 700-720 and I've boosted those up over 80 points in the last year.? I've got sufficient emergency savings and balance in my retirement account in case of any emergencies and hope you will help me to consolidate my balances into one simple 36 month loan.

Thank you for looking at my loan, please let me know if there's any questions or items I may clarify!

Purpose of loan:
This loan will be used to consolidate?some credit cards into one payment and be rid of them in three years and improve my credit score.

My financial situation:
I am a good candidate for this loan because I have a steady income at a stable employer and have previously borrowed via Prosper in the past with no late payments.

I have a steady job in the financial services industry and am working on continuing my education and obtaining my MBA.? I'm working hard to lower my credit card debt and have in the last?14 months paid off 20% by budgeting and diligence.

I've learned the hard way about the dangers of credit cards.? While it may have made college easier, I'm paying the price now!

Monthly gross income: $4,138

Monthly net income: $3,358 Net

Monthly expenses: $ 2,865
??Housing: $ 800
??Renters/Auto Insurance: $? 150
??Car expenses: $??450 (incl. gas)
??Utilities: $?150
??Food, entertainment: $ 250
??Clothing, household expenses,?laundry?$ 150
??Credit cards and other loans: $ 800
? Student Loan: $71
? Pet Care:? $30

The?credit cards I'll consolidate?are as follows:
Capital One: $750 @ 14.99%
Capital One: $3850 @ 9.72%
Chase:?????????$3300 @ 13%

These are all permanent rates, but I'd like to try to consolidate the payments and try to obtain a comparable interest rate, pay them down in 36 months and improve my credit by having an installment loan vs. revolving credit.? The cards are closed from when I enrolled in a debt management program.? I have paid consistently there, but would rather avoid the $31 monthly fee and the 5 year program and the negative effect on my score since the accounts are closed and still open.? I'll pay less in the long run through Prosper.

Inquiries - I've been working to finance my car (once in March, and recently).? I've taken some pulls but have succesfully reduced my interest rate 6%

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.80%	Starting borrower rate/APR:	31.80% / 34.20%	Starting monthly payment:	$108.61

Auction yield range:	14.23% - 30.80%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1991	Debt/Income ratio:	43%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	27 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	91	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,777	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mom1973	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$766.33	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off some small bills
Purpose of loan:
This loan will be used to pay off some little bills and to pay off the balance of my current prosper loan of $758 which I have paid on faithfully for the last year.

My financial situation:
I am a good candidate for this loan because?I am a responsible teacher and mother who is looking to pay off bills so that I can remodel my basement for my three boys aged 3, 5 and 9.? I currently work year round as?I teach summer school as well as the regular school year.? I am a responsible individual who is current with all of my bills.

Monthly net income: $ 3900.00 Plus my husband brings in another $1500.

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 80
??Car expenses: $ 569
??Utilities: $ 160
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	8.23% - 11.00%	Estimated loss impact:	8.23%
Lender servicing fee:	1.00%	Estimated return:	2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1988	Debt/Income ratio:	30%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	28 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$169,766	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	first-ringleader	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Knead Some Dough!
Purpose of loan:
I am buying a wholesale bakery - one that serves restaurants only. This loan will assist me in financing it.
My financial situation:
I am a hard worker who does what it takes to succeed in my goals.? The bakery?sells bread to restaurants.? It has operated successfully for nearly 10 years with only word-of-mouth advertising. My plan is to aggressively market my breads to other restaurants in the area. Baking bread has been a passion of mine since I was 13. I am married ?and the mother of four children. We?ve always paid our bills on time, even when life hands us a setback. Professionally, I have an MBA and am currently working as an accountant. My husband is a professor. Purchasing this business is a dream come true for me. I can answer any further questions you have about my finances, background or business plans. Thank you for your consideration.

Monthly net income: $ 11,850

Monthly expenses: $
??Housing: $ 2160
??Insurance: $?240
??Car expenses: $?500
??Utilities: $?435
??Phone, cable, internet: $ 400
??Food, entertainment: $ 700
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 500
??Other expenses: $ 120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-2004	Debt/Income ratio:	42%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,197	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	poetic-payout	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment
Purpose of loan:
This loan will be used?for investments.?

My financial situation:
I am a good candidate for this loan because i make regular monthly payments and have good credit score.?I am full time investor, my portfolio grew 54% YTD with the market bottomed out. I?also know that following quaters the recovery would not at the same pace and so i want more money to invest to equilavalent my gains.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$166.99

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1996	Debt/Income ratio:	17%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	12y 11m
Amount delinquent:	$1,200	Revolving credit balance:	$13,658	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	clyde48	Borrower's state:	Indiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 81% )	620-640 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	6 ( 19% )	660-680 (Dec-2007) 640-660 (Nov-2007) 640-660 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
MILITARY TIME BUYBACK

Hello All:??I am requesting enough money for me to pay for my wifes' military time so it will go toward her retirement. We are looking to move in three or four years and this would be nice to be taken care of, We also need to concentrate on paying the majority of the biggest bill we have off with what is left. This last year has been hard money wise because I fell off a ladder in October and missed 6 weeks, When she was taking me to doctors' appts and such she was not getting paid.

Then just after she turned 50, she was diagnosed with inflammatory breast cancer. and went on 12 weeks of FMLA, which is no pay.
After that ran out she got?6 weeks advanced annual sick leave which she has to pay backl Her back issues took a back seat since her cancer thing started, she has radiation every day for like 20 minutes 33 days in a row. Her chemotherapy starts up again first week in September. She willl have that on and off for a year,like every three weeks.? She needs to get a medical implant in her back, because her lower back gives her so many issues.?And that and? breast reconstruction will have to wait because her time at work is all?gone,? .In considering whether to fund this loan, I just hope you keep in mind, that through the hard times we still got two of of three loans paid off to prior due dates. The third one will be finished soon too,???????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.03%	Starting borrower rate/APR:	17.03% / 19.23%	Starting monthly payment:	$296.04

Auction yield range:	6.23% - 16.03%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	16%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,111	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bill-quark	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Surgery bill
Purpose of loan:
This loan will be used to?

Pay off our Care Credit Account thru GE Money Bank.? We have used our credit cards very little over the past two years and have been working at paying them off. We took this loan only because our daughter needed surgery and our insurance would not cover it.

I am a good candidate for this loan because?

My wife and I are very stable.? She has owned and operated a child-care business for the past 20 years and I have been with my current employer for almost 7 years but in the same industry for 10 years. We pay our bills on time and we are working hard at paying down our debt.? We do not have any auto loans, both vehicles are paid for. Our monthly income is $5,800.00 and our expenses are $5,000.00 We have every intention of paying back our loan on time and in full. We would really appreciate your consideration in giving us a loan, that will both; be better for us and a safe investment for you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1994	Debt/Income ratio:	59%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,436	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	7
Screen name:	enriching-kindness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with high interest loans
Purpose of loan:
This loan will be used to consolidate credit cards and a personal loan with high interest rates
My financial situation:
I am a good candidate for this loan because I am a full time working professional with post graduate experience and high integrity. I perviously owned a retail store and filed bankruptcy due to an earthquake damaging all of the items in December 2003 therefore my credit score has dropped dramatically.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 80.00
??Car expenses: $ 729.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?750.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$131.68

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1986	Debt/Income ratio:	7%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	0y 7m
Amount delinquent:	$596	Revolving credit balance:	$104,045	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ajpick	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	740-760 (Nov-2007) 720-740 (May-2007) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off high interest card
Purpose of loan????????
I need to pay off high interst line of credit. Rather a human being make interest instead of giant faceless bank
My financial situation:
I live well below my means. I make great income. When I borrow money from people I pay it back.?????

Monthly net income: $
6800????
Monthly expenses: $
??Housing: $ 757????
??Insurance: $ 89????
??Car expenses: $ 100????
??Utilities: $ 200????
??Phone, cable, internet: $ 190
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500????
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.43%	Starting borrower rate/APR:	29.43% / 31.80%	Starting monthly payment:	$632.10

Auction yield range:	11.23% - 28.43%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	7%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$26,356	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bdlp	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off the credit cards that I used to remodel my house.

My financial situation:
I am a good candidate for this loan because I have good credit and pay all my bills on time.
Monthly net income: $ 13600

Monthly expenses: $ 8877
??Housing: $ 3459
??Insurance: $ 120
??Car expenses: $ 250
??Utilities: $ 300
??Phone, cable, internet: $ 148
??Food, entertainment: $ 500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 2700
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$153.80

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1998	Debt/Income ratio:	9%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	0y 9m
Amount delinquent:	$8,348	Revolving credit balance:	$910	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	peaceful-marketplace	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in floors and countertops
Purpose of loan:
This loan will be used to buy tile and countertops for my home.? I will be able to get rid of the old carpet and increase my homes market value at the same time.

My financial situation:
The reason I have a bad debt on my experian credit report is because I disputed the total charges resulting from a single use of the card back in 2001.? The card company gave me an available limit of only $53, which has now escalated to an excess of over $8000.? This account has been removed from other bureaus and is schedule to be removed with experian on 9/24/09.? My credit score is very important to me and it is now on the rise.? I have 8 open accounts with a perfect payment history.? I have not missed a payment in over 7 years.? Please consider the loan because punctual payments would not be a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1994	Debt/Income ratio:	38%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	2	Total credit lines:	32	Length of status:	24y 5m
Amount delinquent:	$3,125	Revolving credit balance:	$9,650	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sorcerer6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off my high interest credit card

My financial situation:
I am a good candidate for this loan because? any loan/credit account ive had has been paid and is in good standing

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 435
??Insurance: $ 48
??Car expenses: $ 370
??Utilities: $ 130
??Phone, cable, internet: $ 40
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $225
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.23% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rufus976	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008) 620-640 (Nov-2007)
Principal balance:	$866.11	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
need help
Purpose of loan:
This loan will be used to?pay off my first prosper loan ($900) and?pay off some hospital bills ($800) and the other 300 for some paint for the house?

My financial situation:
I am a good candidate for this loan because? i have a steady work history i've been at my job for over 11 yrs. i?will have the payment taken directly from my check into the account for payment every month?

Monthly net income: $3800

Monthly expenses: $
??Housing: $ 525
??Insurance: $ 300
??Car expenses: $700
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	39%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$138	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	JB47	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing my debts
Purpose of loan:
This loan will be used to
I am working on aggressively reducing my debts and this is an opportunity to consolidate some credit cards.

I am a good candidate for this loan because I am stable in my type of work.? I am making good money each month?I just need help?to pay down some of my credit card debt.

Monthly net income: $ 5800

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 180
??Car expenses: $ 400
??Utilities: $ 180
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 500
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$448.41

Auction yield range:	17.23% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1992	Debt/Income ratio:	17%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,758	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mukut	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2008)
Principal balance:	$8,486.17	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$81.68

Auction yield range:	3.23% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,776	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	richfish13	Borrower's state:	Pennsylvania	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Small Amount of Debt
Purpose of loan:
This loan will be used to consolidate debt that was used to start and run a now profitable business.

My financial situation:
I am a good candidate for this loan because I currently make a yearly income of ~48K between my business and traditional W2 job. My expenses are extremely minimal as both my house and car are completely paid off. I have never been late and have ample cash supplies to pay off the loan, I just prefer to use future business cash flows rather than personal reserves.

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 0 ?
??Insurance: $ 140
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 125
??Food, entertainment: $ 240
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$88.22

Auction yield range:	11.23% - 32.00%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1973	Debt/Income ratio:	31%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	65	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,994	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%
Delinquencies in last 7y:	49	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dollarseekscents	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007)
Principal balance:	$541.42	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
to refiance and lower interest paid
Purpose of loan:
This loan will be used to?Ease budget and lower amount of interest being paid.?

My financial situation:
I am a good candidate for this loan because?I have paid my bills on time, and have?no problem with that.?

Monthly net income: $ 1191.00

Monthly expenses: $1051.00
??Housing: $ 281.00
??Insurance: $125.00
??Car expenses: $ 000.00
??Utilities: $40.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $150.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 30.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,080.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.52%	Starting monthly payment:	$39.62

Auction yield range:	11.23% - 18.05%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2004	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,990	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	xxxxcandiexxxx67	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-560 (Jan-2008)
Principal balance:	$1,866.19	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying for Nursing School Tuition
Purpose of loan:
This loan will be used to pay for my nursing tuition.

My financial situation:
I am a good candidate for this loan because I have excellent history & also have another prosper loan that I've had for about a year now that I've never been late on a payment. ?

Monthly net income: $ 700.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 130
??Car expenses: $ 40
??Utilities: $
??Phone, cable, internet: $ 70
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$437.66

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	65%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,879	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new-hope-persimmon	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my credit cards
Purpose of loan:
?I'd like to be able to consolidate my?credit cards?so that I?can have just one payment?with one interest rate with one due date. I only get paid twice a month, so when dates bounce all over the place due to the "30 day" billing cycle it just makes it more difficult to jumble things around.

My financial situation:
I am a good candidate for this loan because, I've been at my job for 8 years. It is a really stable job.

Monthly net income: $ 2727

Monthly expenses: $
??Housing: $ n/a
??Insurance: $ n/a
??Car expenses: $?400
??Utilities: $ 70
??Phone, cable, internet: $ 245
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 1200?
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	15%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,805	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benefit-daydream	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for surgery
Purpose of loan:
This loan will be used to help me pay for my surgery. In 2003, I had gastric bypass surgery and it has been very successfull. While I have lost?weight and continue to maintain that weight, I have much excess skin?on my body.? I have been a single mom for 17 years and now that my 3rd and last child is graduating and I am turning 50 years old, I would like to have that excess skin removed, improving my body image, giving me increased self confidence.?

My financial situation:
I am a good candidate for this loan because I have obtained my RN license 9 years ago and maintain steady full time employment through reputable organizations.? As a RN, I am?confident that there will always be a job out there for me.? My job at the Roseburg VA for the last 2 years has been very fullfilling, as I enjoy helping the Vets who have served our country. Before my job at the VA, I worked for Mercy Medical Center for 10 years, starting as a CNA and going to school until I received my Registered Nursing Degree.? As I stated before, I am a single mother and I have always worked hard and applied myself 100% to my work. I actually enjoy? working.
Monthly net income: $ 3500.
Monthly expenses: $
??Housing: $1334.
??Insurance: $ 160.
??Car expenses: $ 150.
??Utilities: $150.
??Phone, cable, internet: $ 185.
??Food, entertainment: $?300.
??Clothing, household expenses $ 200.
??Credit cards and other loans: $?400.
??Other expenses: $ 200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.60%	Starting monthly payment:	$61.24

Auction yield range:	11.23% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1989	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,133	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jkurn	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Installing New Windows
Purpose of loan:
This loan will be used to install new windows on a recently purchased home. The dwelling is approximately 80-85 years old and is in desperate need of new windows.

My financial situation:
I am a good candidate for this loan because I work full time and extra hours for overtime. I am responsible with payments and own my home.

Monthly net income: $4400

Monthly expenses: $
??Housing: $ 1275
??Insurance: $
??Car expenses: $ 600
??Utilities: $100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1994	Debt/Income ratio:	32%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$22,291	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	EnergySource23	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills
Purpose of loan:
This loan will be used to? pay off medical bills I incurred last October when I about died due to a bloodclot.

My financial situation:
I am a good candidate for this loan because? I pay my bills ontime. I can go to a bank and get a loan, but I thought I would try this.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $?1450
??Insurance: $?25
??Car expenses: $?350
??Utilities: $?75
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.75%	Starting monthly payment:	$49.38

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1997	Debt/Income ratio:	35%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,629	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	newest-momentous-credit	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay for son's dental work
Purpose of loan:
This loan will be used to? To pay for some dental work my son?will need done on August 13, 2009.? Insurance only covers 50% and they will be expecting the other 50% at time of procedure.? Also?because?I drive 80 miles round trip daily to work and back I need some maintenance work done to my car, front end alignment, tires rotated and balanced and just the regular maintenance that is scheduled?

My financial situation:
I am a good candidate for this loan because?I am a very?responsible person and I have a secure job.??I have been with my employer for almost 6 years.?

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $
??Insurance: $ 240.00
??Car expenses: $ 371.77?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 400.00?
??Clothing, household expenses $
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	11%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	18y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,524	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	119%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	accelerator9	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of Credit Cards
Purpose of loan:
This loan will be used to consolidate my 3 credit card balances.? One of the credit card balances?is $3,000 and the other two are relatively small balances that sum to the $800.? This will allow me to make one payment and save money on interest over time.

My financial situation:
I am a good candidate for this loan because I am a hard working honest person.? I've been employed with?the same company for 18 years and have been in a Finance Manager position with my last promotion 5 years ago.? I am dedicated to paying this loan back on time.? The payment will actually be smaller than my current combined payments and will save interest on top of that.

Monthly net income: $ 4,946 (my income is $2,946 and my husband's is $2,000).??

Monthly expenses: $
??Housing: $?902?
??Insurance: $?127
??Car expenses: $?0 (no?car payments, as all of our vehicles?have been paid off)
??Utilities: $?205
??Phone, cable, internet: $ 230
??Credit cards and other loans: $ 226
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$949.96

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1991	Debt/Income ratio:	45%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	47	Length of status:	0y 8m
Amount delinquent:	$752	Revolving credit balance:	$5,445	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$100,000+
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dresh23	Borrower's state:	Pennsylvania	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 580-600 (Jan-2008) 640-660 (Jun-2007)
Principal balance:	$3,523.32	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Surgeon Buying a Practice
Purpose of loan:
I am a board-certified foot and ankle surgeon who has located a very successful practice that I wish to buy.? I am currently working for another physician but am quite unhappy.? This loan will be used towards a down-payment on the business.? The owner is willing to hold a note for the rest of the purchase price.? I just need to put down 10%.

My financial situation:
I am a good candidate for this loan because I have previously owned my own practice, which I ran for?7 years before selling it in 2007.? Yes, my personal credit is poor, because my wife was afflicted with a chronic medical condition and has been unable to work and contribute to the household income for several years.? However, the practice I wish to buy generates $650,000 per year in annual revenues.? My net income after paying all expenses would be approximately $300,000 per year (roughly $25,000 per month).? This is obviously more than sufficient income to allow me to meet all my obligations.? I have been practicing for over 9 years and know how to operate a medical practice.

Monthly net income:? My current net income is only $5500.? However, once I acquire the practice I am trying to buy, my?monthly net income should be?approximately $25,000, based on the current cash flow.

Monthly expenses: $ 4575
??Housing: $ 1650
??Insurance: $ 150
??Car expenses: $ 675
??Utilities: $?250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$483.13

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	28%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,814	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	listing-waterfall	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to consolidate all of my credit card debt into one payment with a lower APR.

My financial situation:
I'm a full-time veterinary assistant and part-time college student (majoring in finance). My employer currently helps out with my college tuition and cost of books so this is usually not an added expense. I know that I am already making payments to the credit card companies that are higher than this loan would require, but I would be glad to see the principal drop more quickly. The amount I have listed as my monthly credit card expense is actually the minimum payment required, but I always pay more than the minimum.

The practice I am employed at participates in profit-sharing and we receive a monthly bonus when the clinic reaches it's goals. This can often amounts to 25% of my monthly income, but I did not include this figure in my net income. I have been dedicated to removing all debts recently, so I am always sure to apply this bonus check where it helps the most.

My expenses are lower than I have listed, I have roommates who pay rent equal to the mortgage payment. Utilities, cable, and other household expenses are actually shared, though I entered the full cost to illustrate that I live within my means.
Monthly net income: $ 2000

Monthly expenses: $ 930
??Housing: $ 0
??Insurance: $ 40
??Car expenses: $ 80 (fuel, maintenance, insurance)
??Utilities: $ 150
??Phone, cable, internet: $ 125 ????
??Food, entertainment: $ 75
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 400 (if this loan were to be fully funded, I would no longer have this expense)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.35%	Starting borrower rate/APR:	7.35% / 9.66%	Starting monthly payment:	$46.56

Auction yield range:	3.23% - 6.35%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1989	Debt/Income ratio:	3%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$28,784	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	adventurous-order	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Underwriter
Purpose of loan:
This loan will be used to? Payoff existing business loan.? This is my first experience with Prosper and I am testing the borrowing process to see if I want to become a lender.

My financial situation:
I am a good candidate for this loan because?Lending is what I do for a living.? I?am banker and have worked in the financial industry (in one capacity or another) since?1993.? I have owned my?business since 1999.? Also, I own four homes with?over $2M in equity.??My liquid assets total approx. 375,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1988	Debt/Income ratio:	25%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,389	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	stevehos333	Borrower's state:	NewYork	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-580 (Dec-2007) 680-700 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Baby on the way. Need to prepare
Purpose of loan:
This loan will be used to? Pay off credit cards. ????

My financial situation:
I am a good candidate for this loan because?I have had a loan with Prosper since 2005. I have never missed a payment. Federal employee with clearance. I can't have any financial defaults!

Monthly net income: $ 5000 ???? ????

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 70
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	17.23% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	7y 0m
Amount delinquent:	$241	Revolving credit balance:	$1,918	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jasonb3130	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 97% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 3% )	600-620 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
paying off credit cards!
i need to consolidate credit card and some other debt,? i had a previous loan here on prosper, i recently paid off, and i feel great about it, and i would really like to pay off the credit cards i have due to high interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$435.21

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1994	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,138	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	transparent-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
people's helper
Purpose of loan:
This loan will be used to? start a small business on the internet with money allocated towards website hosting and design, computer equipment, phone lines and accessories, short term rental of professional office space, and liability insurance.
My financial situation:??
??I am a good candidate for this loan because? I have worked for the same company (Walt Disney World) for over 15 years, I am a single mother and while employed at this company I decided to go back to school and get my bachelor's degree and?my commercial pilot's license.???
?I am a home owner, have a 2007 Toyota Camry that is paid in full, and own a Cessna 310-D multi-engine airplane that is also free and clear.??
??Finally, the reason I have an excellent credit?rating is because I am a responsible and reliable money manager.

Monthly net income: $ 3,500

Monthly expenses: $ ??2,170
Housing: $ 1,500.00
Insurance: $ 60??
Car expenses: $ 60??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 250??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 0??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$127.01

Auction yield range:	17.23% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1990	Debt/Income ratio:	21%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	19y 1m
Amount delinquent:	$129	Revolving credit balance:	$9,359	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	established-capital	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to 2,000 to pay off payday loans,?and rest will be put in savings for emergency payments on this loan.
My financial situation:
I am a good candidate for this loan because?
I have a job with the Navy, I pay 1,000 dollars?a month for current credit bills,?I have not failed to pay current credit bills. I have an associates degree and am working on a bachelors for history teacher.
Monthly net income: $
4,400
Monthly expenses: $
??Housing: $ 1,107.80
??Insurance: $ 100
??Car expenses: $ 221.00
??Utilities: $?750.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.11%	Starting borrower rate/APR:	22.11% / 24.38%	Starting monthly payment:	$191.24

Auction yield range:	8.23% - 21.11%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	24%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,493	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MNL	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 660-680 (Oct-2007)
Principal balance:	$767.87	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidate debt & gain freedom
Purpose of loan:
Wanting to payoff higher interest loans.

My financial situation:
I have a good job and it pays well.? I am attempting to lower my interest rates in our current financial markets.? I am wanting to get my expenses under control and would like to start eliminating debt and number of open accounts.?

Monthly net income: $ 5661.00

Monthly expenses: $
??Housing: $ 1800.00
??Insurance: $ 100.00
??Car expenses: $?450.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 200.00
????Other debt:? $ 1000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1963	Debt/Income ratio:	118%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	19y 1m
Amount delinquent:	$0	Revolving credit balance:	$28,734	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kindness-keeper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Grandaughter With College
Purpose of loan:
This loan will be used to help my grandaughter with some college expenses.

My financial situation:
I am a good candidate for this loan because I have never been late or had any delinquent payments.? I have a?solid credit history and I take my finances seriously.? In addition, I have had a good solid job as a registered nurse and I also currently ?teach classes to certify LPN's.? I have been in my home for the past 40 years, and I own my home free and clear of any mortgage.? I live out in the country on our family farm, and I also own several thousand acres of farmland.?

I would like to take a loan out with Prosper to help my oldest grandaughter with her college expenses.? She is the first grandaughter to attend college, and I am very proud of her as she has worked very hard.? She would like to become a physical therapist, and she is needing some assistance with some extra expenses with school, ie., books, room and board, etc.?

Thank you Prosper for helping me help my grandaughter.?

Monthly net income: $ 2800

Monthly expenses: $ 1170
??Housing: $ 0? No?Mortgage?Payment
??Insurance: $ 40
??Car expenses: $200
??Utilities: $?55
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 650
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1993	Debt/Income ratio:	18%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	8y 10m
Amount delinquent:	$5,330	Revolving credit balance:	$6,495	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LDD1968	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 89% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	4 ( 11% )	580-600 (Jul-2006) 560-580 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Start Medical Software Consult Ofc
Purpose of loan:
This loan will be used to purchase business equipment for an "on the side" medical software, computer consulting business for physician and surgeon groups in the southeast and southwest regions of Georgia.? With the healthcare reform stimulus act, this is a growing business in great need of EMR/EHR system implementations, training and ongoing support. I will keep the full time job, while growing this business on the side as a VAR or partner with McKesson's latest practice management/electronic medical records software.? There is a lot of money to be made in this field at this time, as each physician is eligible for up to 44K-64K for EMR software implementation nationwide.

My financial situation:
I am a good candidate for this loan because I have secure full time career, been in the particular industry for 26 years and feel that this side venture will be the key to securing my financial future and career growth.

Monthly net income: $ 4200.00

Monthly expenses: $?2,900.00
??Housing: $ 1102.00
??Insurance: $ 110.00
??Car expenses: $ 381.82
??Utilities: $ 220.00
??Phone, cable, internet: $ 84.00
??Food, entertainment: $?250.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 231.22
??Other expenses: $ 200.00-300.00 (son's college expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$265.36

Auction yield range:	14.23% - 26.00%	Estimated loss impact:	15.88%
Lender servicing fee:	1.00%	Estimated return:	10.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2003	Debt/Income ratio:	40%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,252	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skramer221	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 3% )	620-640 (Oct-2006)
Principal balance:	$329.88	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Aiming to Purchase 1st Home
I currently have received a promotion with my job which is helping me pay off more of my debt, but I still need some help. This loan will be used to?help pay off revolving credit that has been acquired during my attendance to college.?I have also,?just recently had?to have eye surgery which adds to my financial responsabilites.?I aim to?be purchasing a house in the future and need to improve my?financial situation now.?

My pervious prosper loan?payments are being completed next month, earlier than agreed upon in the promissary note. The revolving credit of $12,000 will be?signifcantly decreased. I did notice that on my last credit protection report last month my score was 640. The?score listed of 600-620 is slightly?skewed. This loan is being used to lower all open and revolving credit in order to lower my credit score.

Monthly net income: $2,280

Monthly expenses: $ 2030
??Housing: $ 600
??Insurance: $ 30
? Car expenses: $ 100
? Utilities: $ 150
? Phone, cable, internet: $ 100
? Food, entertainment: $ 400
? Credit cards and other loans: $?650

NOTE: I have recently withdrawn a previous loan request for this amount, becuase I felt that I did not properly explain my situation and need for assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1986	Debt/Income ratio:	14%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	3y 10m
Amount delinquent:	$715	Revolving credit balance:	$744	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thrilling-diversification	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all cards & neg credit
Purpose of loan:
This loan will be used to? All those small amounts on my credit from divorce and medical bills of a small amount.A lawyer to enforce a standing court order making my x? get a second home out of my name.Late pays from her living in the house given to her in court..Nothing on my credit is from careless spending.

My financial situation:
I am a good candidate for this loan because?I'm responsible, have a good job I love.Own my home and have never been late on a house I reside in.

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 107
??Car expenses: $ 350
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 0 girlfriend pays.
??Clothing, household expenses $
??Credit cards and other loans: $ 75.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.23%	Starting borrower rate/APR:	20.23% / 22.47%	Starting monthly payment:	$932.02

Auction yield range:	17.23% - 19.23%	Estimated loss impact:	35.58%
Lender servicing fee:	1.00%	Estimated return:	-16.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1985	Debt/Income ratio:	54%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	37	Length of status:	12y 4m
Amount delinquent:	$484	Revolving credit balance:	$26,075	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	elegant-power	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards.?

My financial situation:
I am a good candidate for this loan because? I have been working for 12years as a pipefitter and work is good.????

Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	8.23% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1990	Debt/Income ratio:	27%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,635	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DJenn23231	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing new kitchen with no loans
Purpose of loan:
This loan will be used to?
finish an expanded kitchen remodel my wife and I have began (that's the picture).....? We've completed 50% of the work, mostly ourselves with friends who are contractors in specific areas (plumbers, electricians, general construction, etc.) and then we hit purchasing the cabinets.....WHOA!? We promised each other no financing on this project--sweat, tears, and hard work and savings and current income only.? Instead of financing the last little bit with our bank, we thought we'd try Prosper.? The purchase price of the cabinets is $31,000 including installation.? We've paid the deposit and all the other things are ready to go....we've got the lights, appliances, flooring, etc......by purchasing from ebay and Craigslist for major deals.? Our goal would be to pay this off as soon as possible--keeping as close to our original intentions of not adding on to the loan amount of the house.

My financial situation:
I am a good candidate for this loan because?
I've been employed with Verizon for over 10 years, and prior to that I worked in the communications field for companies that were bought by Verizon.? I'm currently a FIOS technician and our work is steady and strong.? As a father of four, I take my committments seriously and will give the full seriousness and promptness this short term loan demands.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.01%	Starting borrower rate/APR:	13.01% / 16.64%	Starting monthly payment:	$33.70

Auction yield range:	4.23% - 12.01%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2006	Debt/Income ratio:	6%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,681	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greenback-cedar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Avoiding Overdraft Fees
Purpose of loan:
This loan will be used to?put a positive amount in my checking account to avoid overdraft fees that amount to?$140 a day for everyday overdrawn.?

My financial situation:
I am a good candidate for this loan because? I have a steady full time job and I already have my rent paid up till December; so I don't have very many expenses to pay.

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 0
??Insurance: $?127.70
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.44%	Starting borrower rate/APR:	27.44% / 30.05%	Starting monthly payment:	$61.59

Auction yield range:	11.23% - 26.44%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1994	Debt/Income ratio:	39%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	22y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,395	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	116%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trentg44	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills
Purpose of loan:
This loan will be used to? payoff some credit cards????

My financial situation:
I am a good candidate for this loan because? I am not delinquint on anything and i want to help my mother with some of her debt due to doctor bills from a brain tumor.?

Monthly net income: $ 1800-2000????

Monthly expenses:1400 ?Housing: $ 0 girlfriend covers mortage
??Insurance: $ 70.00????
??Car expenses: $ 100.00 in gas and maintanance
??Utilities: $?100 power bill????
??Phone, cable, internet: $ 96.00?dish network

??Food, entertainment: $ 135.00 country club dues 250 in food
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$291.23

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1981	Debt/Income ratio:	8%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	32	Length of status:	30y 1m
Amount delinquent:	$12,013	Revolving credit balance:	$3,162	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hardship10	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008)
Principal balance:	$3,146.45	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Home Improvement
Purpose of loan:
This loan will be used to?replace my leaking?water heater and my roof for my house.

My financial situation:
I am a good candidate for this loan because, I will make my payment on time and I have been working at the same company for 29 years.

Monthly net income: $ 7600

Monthly expenses: $ 3470
??Housing: $?2,230
??Insurance: $?200
??Car expenses: $?200
??Utilities: $250
??Phone, cable, internet: $?350
??Food, entertainment: $??600
??Clothing, household expenses $?200
??Credit cards and other loans: $?400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 14.97%	Starting monthly payment:	$32.92

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,291	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kindness-patriot	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Investment
Purpose of loan:
This loan will be used to buy a new computer that may help me improve my work opportunities in this country. I am a Industrial Engineer in the refinery sector, and we those qualifications I can get certified as a teacher and therefore teach in high-school

My financial situation:
I am a good candidate for this loan because I have the financial requirements and education to meet the conditions and repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$345.25

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1973	Debt/Income ratio:	85%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,970	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	irishmurph55	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	700-720 (May-2008) 640-660 (Jan-2008)
Principal balance:	$2,328.58	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?
I would like to finish paying off high interest credit cards and also to pay off an existing loan with Prosper if thats allowed. In other words I want to consolidate and create 1 payment.
My financial situation:
I am a good candidate for this loan because?
I have been paying my first loan on time, I have received a small raise plus am working a second job, and am going to start?school on August 22 at our local Comm. College to build better skills for a better job so as to get out of the credit crunch and better handle my finances. I am 56 years old and would like to achieve Financial Freedom before the age of 60. I plan on living lots of years........
Monthly net income: $ 1400.
Monthly expenses: $
??Housing: $?0
??Insurance: $ 56
??Car expenses: $60
??Utilities: $0
??Phone, cable, internet: $45
??Food, entertainment: $ 60
??Clothing, household expenses $ 60
??Credit cards and other loans: $?760??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.26%	Starting monthly payment:	$210.05

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2004	Debt/Income ratio:	12%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	contract-bee	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A NEW CAR
Purpose of loan:
This loan will be used to?purchase a new vehicle after the engine blew up on my old car.

My financial situation:
I am a good candidate for this loan because I have a stable job with good income and low debt obligations per month.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$60	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	copusqueen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	740-760 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	1 ( 8% )	680-700 (Jul-2008)
Principal balance:	$3,583.12	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Award-winning music group expands
Purpose of loan:
This loan will be used?to expand on the success of an independent music label.? Since previously raising $5,000 via Prosper, one of the groups on the label has recorded a CD that has been nominated for 'best acoustic album of the year'.? The label has a new website and has augmented its catalog.? One of the music groups has been asked to do a tour in Massachusetts later this month.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score, have paid all bills on time, and have paid $1,500 down on the previous Prosper loan.? This new $5,000 will pay off the balance of the previousl loan and have some additional capital for marketing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$142	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	greatest-admirable-income	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Loan
Purpose of loan:
This loan will be used to?
Purchase an engagement ring for my wonderful girlfriend of 4.5 years!?
My financial situation:
I am a good candidate for this loan because?
I repay everything on time.? I'm a honest and genuine person.? I will never be deceitful in any manner and am very stingy about taking care of things. I just graduated from college and have a stable/well paying job.
Monthly net income: $
2800
Monthly expenses: $
??Housing: $ 499???
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 25
??Food, entertainment: $ 25
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 20
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$166.62

Auction yield range:	11.23% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2003	Debt/Income ratio:	35%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,855	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	helpful-capital	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trying to pay my credit cards
Purpose of loan:
This loan will be used to?pay off my credit cards and use that extra money to lower my bills.

My financial situation:I have a steady job. i work part time but i make over 40,000 a year.
I am a good candidate for this loan because? I am responsible. and try to pay my debts on time. unfortunately i have acumulated a couple of extra bills and is hard to keep up with the high payments. I am doing the payments on time but is hard.

Monthly net income: $ 25000average

Monthly expenses: $ 1800 more less
??Housing: $500
??Insurance: $60
??Car expenses: $
??Utilities: $150
??Phone, cable, internet: $0
??Food, entertainment: $400
??Clothing, household expenses $0
??Credit cards and other loans: $like 600
??Other expenses: $
Information in the Description is not verified.